                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-Q

             QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
                          MANAGEMENT INVESTMENT COMPANY

                   Investment Company Act file number 811-1810

                             Oppenheimer Global Fund
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200

                      Date of fiscal year end: September 30

                      Date of reporting period: 12/31/2010

ITEM 1. SCHEDULE OF INVESTMENTS.

OPPENHEIMER GLOBAL FUND
STATEMENT OF INVESTMENTS December 31, 2010 (Unaudited)

                                                                    Shares            Value
                                                               ---------------   ---------------
COMMON STOCKS--100.0%
CONSUMER DISCRETIONARY--17.5%
AUTOMOBILES--1.5%
Bayerische Motoren Werke (BMW) AG                                      261,537   $    20,518,805
Bayerische Motoren Werke (BMW) AG, Preference                        2,472,965       127,410,588
                                                                                 ---------------
                                                                                     147,929,393
DIVERSIFIED CONSUMER SERVICES--0.0%
Zee Learn Ltd.(1)                                                    1,750,446         1,076,535
HOTELS, RESTAURANTS & LEISURE--3.9%
Carnival Corp.                                                       3,787,522       174,642,639
Lottomatica SpA                                                      1,461,843        18,118,469
McDonald's Corp.                                                     1,988,630       152,647,239
Shuffle Master, Inc.(1)                                              2,278,700        26,091,115
                                                                                 ---------------
                                                                                     371,499,462
HOUSEHOLD DURABLES--1.7%
Sony Corp.                                                           4,501,028       162,267,631
MEDIA--3.7%
Grupo Televisa SA, Sponsored GDR(1)                                  4,756,834       123,344,706
McGraw-Hill Cos., Inc. (The)                                           966,070        35,174,609
Walt Disney Co. (The)                                                4,115,520       154,373,155
Wire & Wireless India Ltd.(1)                                        9,072,951         2,475,456
Zee Entertainment Enterprises Ltd.                                  14,003,568        46,114,847
                                                                                 ---------------
                                                                                     361,482,773
SPECIALTY RETAIL--3.2%
Industria de Diseno Textil SA                                        1,678,680       125,688,453
Tiffany & Co.                                                        2,921,378       181,914,208
                                                                                 ---------------
                                                                                     307,602,661
TEXTILES, APPAREL & LUXURY GOODS--3.5%
Bulgari SpA                                                          6,042,600        65,284,595
LVMH Moet Hennessy Louis Vuitton SA                                  1,107,060       182,110,948
Tod's SpA                                                              940,398        92,867,334
                                                                                 ---------------
                                                                                     340,262,877
CONSUMER STAPLES--8.3%
BEVERAGES--3.1%
Companhia de Bebidas das Americas, Sponsored ADR, Preference         3,242,550       100,616,327
Fomento Economico Mexicano SA de CV, UBD                            23,474,264       131,246,796
Grupo Modelo SA de CV, Series C                                     11,815,593        73,428,888
                                                                                 ---------------
                                                                                     305,292,011
FOOD & STAPLES RETAILING--1.4%
Shinsegae Department Store Co.(1)                                       36,519        19,757,394
Wal-Mart Stores, Inc.                                                2,171,050       117,084,727
                                                                                 ---------------
                                                                                     136,842,121
FOOD PRODUCTS--2.4%
Nestle SA                                                            1,833,961       107,389,695
Unilever plc                                                         3,942,540       120,661,148
                                                                                 ---------------
                                                                                     228,050,843


                           1 | Oppenheimer Global Fund

OPPENHEIMER GLOBAL FUND
STATEMENT OF INVESTMENTS December 31, 2010 (Unaudited)

                                                                    Shares            Value
                                                               ---------------   ---------------
HOUSEHOLD PRODUCTS--1.4%
Colgate-Palmolive Co.                                                1,667,870   $   134,046,712
ENERGY--3.7%
ENERGY EQUIPMENT & SERVICES--2.6%
Technip SA                                                           1,427,630       131,825,843
Transocean Ltd.(1)                                                   1,666,118       115,811,862
                                                                                 ---------------
                                                                                     247,637,705
OIL, GAS & CONSUMABLE FUELS--1.1%
Total SA                                                             2,045,182       108,363,244
FINANCIALS--16.6%
CAPITAL MARKETS--5.0%
3i Group plc                                                         9,285,554        47,556,977
Credit Suisse Group AG                                               5,159,939       207,887,596
Goldman Sachs Group, Inc. (The)                                        626,220       105,305,155
UBS AG(1)                                                            7,583,470       124,498,679
                                                                                 ---------------
                                                                                     485,248,407
COMMERCIAL BANKS--3.8%
Banco Bilbao Vizcaya Argentaria SA                                   9,385,687        94,818,855
HSBC Holdings plc                                                   12,796,462       131,211,149
Societe Generale SA, Cl. A                                           1,155,381        62,097,502
Sumitomo Mitsui Financial Group, Inc.                                2,269,800        80,850,617
                                                                                 ---------------
                                                                                     368,978,123
CONSUMER FINANCE--0.7%
SLM Corp.(1)                                                         5,118,134        64,437,307
DIVERSIFIED FINANCIAL SERVICES--1.1%
Investor AB, B Shares                                                4,912,184       105,099,623
INSURANCE--6.0%
AFLAC, Inc.                                                          1,668,000        94,125,240
Allianz SE                                                           1,102,707       131,087,641
Dai-ichi Life Insurance Co.                                             72,605       117,952,944
Fidelity National Financial, Inc., Cl. A                             3,396,100        46,458,648
Prudential plc                                                       9,909,349       103,203,073
XL Group plc                                                         4,192,459        91,479,455
                                                                                 ---------------
                                                                                     584,307,001
HEALTH CARE--7.4%
BIOTECHNOLOGY--1.8%
Amylin Pharmaceuticals, Inc.(1)                                      3,810,092        56,046,453
Basilea Pharmaceutica AG(1)                                             67,033         4,660,048
Dendreon Corp.(1)                                                      724,170        25,288,016
Gilead Sciences, Inc.(1)                                               839,120        30,409,709
Regeneron Pharmaceuticals, Inc.(1)                                     335,792        11,024,051
Theravance, Inc.(1)                                                  2,045,545        51,281,813
                                                                                 ---------------
                                                                                     178,710,090
HEALTH CARE EQUIPMENT & SUPPLIES--1.2%
Swiss Medical SA(1,2,3)                                                960,000        13,618,136
Zimmer Holdings, Inc.(1)                                             1,876,954       100,754,891
                                                                                 ---------------
                                                                                     114,373,027


                           2 | Oppenheimer Global Fund

OPPENHEIMER GLOBAL FUND
STATEMENT OF INVESTMENTS December 31, 2010 (Unaudited)

                                                                    Shares            Value
                                                               ---------------   ---------------
HEALTH CARE PROVIDERS & SERVICES--2.4%
Aetna, Inc.                                                          3,593,899   $   109,649,858
WellPoint, Inc.(1)                                                   2,115,965       120,313,770
                                                                                 ---------------
                                                                                     229,963,628
PHARMACEUTICALS--2.0%
Bayer AG                                                             1,231,023        90,558,732
Mitsubishi Tanabe Pharma Corp.                                       2,803,000        47,332,344
Roche Holding AG                                                       358,748        52,565,215
                                                                                 ---------------
                                                                                     190,456,291
INDUSTRIALS--14.3%
AEROSPACE & DEFENSE--3.0%
Embraer SA, ADR                                                      3,093,746        90,956,132
European Aeronautic Defense & Space Co.(1)                           4,937,198       115,062,517
Lockheed Martin Corp.                                                  567,560        39,678,120
Raytheon Co.                                                           894,984        41,473,559
                                                                                 ---------------
                                                                                     287,170,328
AIR FREIGHT & LOGISTICS--0.7%
TNT NV                                                               2,581,503        68,131,285
BUILDING PRODUCTS--1.6%
Assa Abloy AB, Cl. B                                                 5,510,086       155,250,615
COMMERCIAL SERVICES & SUPPLIES--0.7%
Secom Co. Ltd.                                                       1,438,200        68,110,346
ELECTRICAL EQUIPMENT--2.0%
Emerson Electric Co.                                                 1,568,550        89,674,004
Nidec Corp.                                                            615,908        62,281,127
Prysmian SpA                                                         2,377,571        40,508,907
                                                                                 ---------------
                                                                                     192,464,038
INDUSTRIAL CONGLOMERATES--5.6%
3M Co.                                                               1,493,970       128,929,611
Koninklijke Philips Electronics NV                                   4,116,451       126,079,480
Siemens AG                                                           2,297,537       286,052,306
                                                                                 ---------------
                                                                                     541,061,397
MACHINERY--0.7%
Fanuc Ltd.                                                             466,100        71,588,459
INFORMATION TECHNOLOGY--28.4%
COMMUNICATIONS EQUIPMENT--6.2%
Juniper Networks, Inc.(1)                                            5,480,712       202,347,887
Telefonaktiebolaget LM Ericsson, B Shares                           34,107,419       394,954,069
                                                                                 ---------------
                                                                                     597,301,956
ELECTRONIC EQUIPMENT & INSTRUMENTS--4.8%
Corning, Inc.                                                        4,791,298        92,567,877
Hoya Corp.                                                           3,670,216        89,144,796
Keyence Corp.                                                          337,776        97,850,616
Kyocera Corp.                                                          573,200        58,527,257
Murata Manufacturing Co. Ltd.                                        1,881,204       131,839,522
                                                                                 ---------------
                                                                                     469,930,068
INTERNET SOFTWARE & SERVICES--2.5%
eBay, Inc.(1)                                                        8,754,318       243,632,670


                           3 | Oppenheimer Global Fund

OPPENHEIMER GLOBAL FUND
STATEMENT OF INVESTMENTS December 31, 2010 (Unaudited)

                                                                    Shares            Value
                                                               ---------------   ---------------
IT SERVICES--2.7%
Automatic Data Processing, Inc.                                      1,980,100   $    91,639,028
Infosys Technologies Ltd.                                            2,198,235       169,249,101
                                                                                 ---------------
                                                                                     260,888,129
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT--5.1%
Altera Corp.                                                         5,291,558       188,273,631
Maxim Integrated Products, Inc.                                      5,014,765       118,448,749
MediaTek, Inc.                                                       5,307,943        75,740,266
Taiwan Semiconductor Manufacturing Co. Ltd.                         46,831,726       114,041,553
                                                                                 ---------------
                                                                                     496,504,199
SOFTWARE--7.1%
Adobe Systems, Inc.(1)                                               3,762,254       115,802,178
Intuit, Inc.(1)                                                      3,614,880       178,213,584
Microsoft Corp.                                                      5,888,832       164,416,189
Nintendo Co. Ltd.                                                      214,700        63,016,394
SAP AG                                                               3,227,837       163,585,207
                                                                                 ---------------
                                                                                     685,033,552
MATERIALS--0.7%
CHEMICALS--0.7%
Linde AG                                                               426,584        65,042,474
TELECOMMUNICATION SERVICES--2.2%
WIRELESS TELECOMMUNICATION SERVICES--2.2%
America Movil SAB de CV, ADR, Series L                                 423,170        24,264,568
KDDI Corp.                                                              16,525        95,457,877
Vodafone Group plc                                                  36,972,669        96,265,497
                                                                                 ---------------
                                                                                     215,987,942
UTILITIES--0.9%
ELECTRIC UTILITIES--0.9%
Fortum OYJ                                                           2,752,780        83,513,562
                                                                                 ---------------
Total Common Stocks (Cost $7,432,900,910)                                          9,675,538,485
INVESTMENT COMPANY--0.2%
Oppenheimer Institutional Money Market Fund,
Cl. E, 0.21% (3,4) (Cost $18,617,098)                               18,617,098        18,617,098
TOTAL INVESTMENTS, AT VALUE (COST $7,451,518,008)                        100.2%    9,694,155,583
Liabilities in Excess of Other Assets                                     (0.2)      (19,369,691)
                                                               ---------------   ---------------
NET ASSETS                                                               100.0%  $ 9,674,785,892
                                                               ===============   ===============

Footnotes to Statement of Investments

(1.) Non-Income producing security.

(2.) Restricted security. The aggregate value of restricted securities as of December 31, 2010 was $13,618,136, which represents 0.14% of the Fund's net assets. See accompanying Notes. Information concerning restricted securities is as follows:

                     ACQUISITION                                  UNREALIZED
SECURITY                DATES            COST         VALUE      DEPRECIATION
--------           ---------------   -----------   -----------   ------------
Swiss Medical SA   5/16/94-7/10/02   $30,390,000   $13,618,136    $16,771,864


                           4 | Oppenheimer Global Fund

OPPENHEIMER GLOBAL FUND
STATEMENT OF INVESTMENTS December 31, 2010 (Unaudited)

(3.) Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2010, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                               SHARES            GROSS         GROSS            SHARES
                                         SEPTEMBER 30, 2010    ADDITIONS     REDUCTIONS   DECEMBER 31, 2010
                                         ------------------   -----------   -----------   -----------------
Oppenheimer Institutional Money Market
Fund, Cl. E                                         --        167,482,842   148,865,744       18,617,098
Swiss Medical SA                               960,000                 --            --          960,000

                                            VALUE      INCOME
                                         -----------   ------
Oppenheimer Institutional Money Market
Fund, Cl. E                              $18,617,098   $5,142
Swiss Medical SA                          13,618,136       --
                                         -----------   ------
                                         $32,235,234   $5,142
                                         ===========   ======

(4.) Rate shown is the 7-day yield as of December 31, 2010.

VALUATION INPUTS

Various data inputs are used in determining the value of each of the Fund's investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

     1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

     2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

     3) Level 3-significant unobservable inputs (including the Manager's own judgments about assumptions that market participants would use in pricing the asset or liability).

The table below categorizes amounts as of December 31, 2010 based on valuation input level:

                                         LEVEL 1--         LEVEL 2--            LEVEL 3--
                                        UNADJUSTED     OTHER SIGNIFICANT       SIGNIFICANT
                                       QUOTED PRICES   OBSERVABLE INPUTS   UNOBSERVABLE INPUTS        VALUE
                                      --------------   -----------------   -------------------   --------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary             $1,692,121,332     $         --          $        --       $1,692,121,332
   Consumer Staples                      804,231,687               --                   --          804,231,687
   Energy                                356,000,949               --                   --          356,000,949
   Financials                          1,608,070,461               --                   --        1,608,070,461
   Health Care                           699,884,900               --           13,618,136          713,503,036
   Industrials                         1,383,776,468               --                   --        1,383,776,468
   Information Technology              2,282,596,239      470,694,335                   --        2,753,290,574
   Materials                              65,042,474               --                   --           65,042,474
   Telecommunication Services            119,722,445       96,265,497                   --          215,987,942
   Utilities                                      --       83,513,562                   --           83,513,562
Investment Company                        18,617,098               --                   --           18,617,098
                                      --------------     ------------          -----------       --------------
Total Assets                          $9,030,064,053     $650,473,394          $13,618,136       $9,694,155,583
                                      --------------     ------------          -----------       --------------
LIABILITIES TABLE
OTHER FINANCIAL INSTRUMENTS:
Foreign currency exchange contracts   $           --     $     (7,837)         $        --       $       (7,837)
                                      --------------     ------------          -----------       --------------
Total Liabilities                     $           --     $     (7,837)         $        --       $       (7,837)
                                      --------------     ------------          -----------       --------------


                           5 | Oppenheimer Global Fund

OPPENHEIMER GLOBAL FUND
STATEMENT OF INVESTMENTS December 31, 2010 (Unaudited)

Currency contracts and forwards, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract's value from trade date. Futures, if any, are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the significant transfers between Level 1 and Level 2. The Fund's policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

                                              TRANSFERS       TRANSFERS      TRANSFERS
                              TRANSFERS         OUT OF          INTO           OUT OF
                            INTO LEVEL 1*     LEVEL 1**       LEVEL 2**       LEVEL 2*
                            -------------   -------------   ------------   -------------
ASSETS TABLE
INVESTMENTS, AT VALUE:
Common Stocks
   Consumer Discretionary   $   2,805,242   $          --   $         --   $  (2,805,242)
   Energy                     123,363,689              --             --    (123,363,689)
   Financials                  66,890,995              --             --     (66,890,995)
   Industrials                 59,115,158              --             --     (59,115,158)
   Information Technology      54,454,176    (462,832,273)   462,832,273     (54,454,176)
   Utilities                           --     (72,014,952)    72,014,952              --
                            -------------   -------------   ------------   -------------
Total Assets                $ 306,629,260   $(534,847,225)  $534,847,225   $(306,629,260)
                            =============   =============   ============   =============

* Transferred from Level 2 to Level 1 due to the presence of a readily available unadjusted quoted market price. As of the prior reporting period end, these securities were absent of a readily available unadjusted quoted market price due to a significant event occurring before the Fund's assets were valued but after the close of the securities' respective exchanges.

** Transferred from Level 1 to Level 2 because of the absence of a readily available unadjusted quoted market price due to a significant event occurring before the Fund's assets were valued but after the close of the securities' respective exchanges.

SEE THE ACCOMPANYING NOTES FOR FURTHER DISCUSSION OF THE METHODS USED IN DETERMINING VALUE OF THE FUND'S INVESTMENTS, AND A SUMMARY OF CHANGES TO THE VALUATION METHODOLOGIES, IF ANY, DURING THE REPORTING PERIOD.

DISTRIBUTION OF INVESTMENTS REPRESENTING GEOGRAPHIC HOLDINGS, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

GEOGRAPHIC HOLDINGS             VALUE       PERCENT
-------------------        --------------   -------
United States              $3,620,595,362     37.4%
Japan                       1,146,219,930     11.8
Germany                       884,255,753      9.1
Sweden                        655,304,307      6.8
France                        599,460,054      6.2
United Kingdom                498,897,844      5.1
Switzerland                   497,001,233      5.1
Mexico                        352,284,958      3.6
Spain                         220,507,308      2.3
India                         218,915,939      2.3
Italy                         216,779,305      2.2
The Netherlands               194,210,765      2.0
Brazil                        191,572,459      2.0
Taiwan                        189,781,819      2.0
Ireland                        91,479,455      0.9
Finland                        83,513,562      0.9
Korea, Republic of South       19,757,394      0.2
Argentina                      13,618,136      0.1
                           --------------   ------
Total                      $9,694,155,583    100.0%
                           ==============   ======


                           6 | Oppenheimer Global Fund

OPPENHEIMER GLOBAL FUND
STATEMENT OF INVESTMENTS December 31, 2010 (Unaudited)

FOREIGN CURRENCY EXCHANGE CONTRACTS AS OF DECEMBER 31, 2010 ARE AS FOLLOWS:

                                     CONTRACT
COUNTERPARTY/CONTRACT                 AMOUNT          EXPIRATION                 UNREALIZED
DESCRIPTION               BUY/SELL    (000'S)            DATE        VALUE      DEPRECIATION
-----------------------   --------   --------         ----------   ----------   ------------
BROWN BROTHERS HARRIMAN
Swedish Krona (SEK)           Sell    16,604    SEK     1/5/11     $2,468,351      $7,837

NOTES TO STATEMENT OF INVESTMENTS

SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading.

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Unadjusted quoted prices in active markets for identical securities are classified as "Level 1," inputs other than unadjusted quoted prices for an asset that are observable are classified as "Level 2" and significant unobservable inputs, including the Manager's judgment about the assumptions that a market participant would use in pricing an asset or liability, are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. A table summarizing the Fund's investments under these levels of classification is included following the Statement of Investments.

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by portfolio pricing services approved by the Board of Trustees or dealers.

Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the official closing prices reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the current day's closing "bid" and "asked" prices, and if not, at the current day's closing bid price. A foreign security traded on a foreign exchange is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service used by the Manager, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the most recent official closing price on the principal exchange on which it is traded.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company's net asset value per share.

U.S. domestic and international debt instruments (including corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and "money market-type" debt instruments with a remaining maturity in excess of sixty days are valued at the mean between the "bid" and "asked" prices utilizing price quotations obtained from independent pricing services or broker-dealers. Such prices are typically determined based upon information obtained from market participants including reported trade data, broker-dealer price quotations and inputs such as benchmark yields and issuer spreads from identical or similar securities.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from independent pricing services.

"Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.


                           7 | Oppenheimer Global Fund

OPPENHEIMER GLOBAL FUND
STATEMENT OF INVESTMENTS December 31, 2010 (Unaudited)

In the absence of a readily available unadjusted quoted market price, including for securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of the securities' respective exchanges, the Manager, acting through its internal valuation committee, in good faith determines the fair valuation of that asset using consistently applied procedures under the supervision of the Board of Trustees (which reviews those fair valuations by the Manager). Those procedures include certain standardized methodologies to fair value securities. Such methodologies include, but are not limited to, pricing securities initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be adjusted for any discounts related to resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

There have been no significant changes to the fair valuation methodologies of the Fund during the period.

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. When applicable, the Fund's investment in IMMF is included in the Statement of Investments. Shares of IMMF are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund's investment in IMMF.

FOREIGN CURRENCY TRANSLATION. The Fund's accounting records are maintained in U.S. dollars. The values of securities denominated in foreign currencies and amounts related to the purchase and sale of foreign securities and foreign investment income are translated into U.S. dollars as of the close of the Exchange, normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Foreign exchange rates may be valued primarily using a reliable bank, dealer or service authorized by the Board of Trustees.

Reported net realized gains and losses from foreign currency transactions arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, exchange rate fluctuations between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation and depreciation on the translation of assets and liabilities denominated in foreign currencies arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in exchange rates.

The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations in the annual and semiannual reports.

RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund's investment objectives not only permit the Fund to purchase investment securities, they also allow the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity and debt securities: they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors.

MARKET RISK FACTORS. In accordance with its investment objectives, the Fund may use derivatives to increase or decrease its exposure to one or more of the following market risk factors:

                           8 | Oppenheimer Global Fund

OPPENHEIMER GLOBAL FUND
STATEMENT OF INVESTMENTS December 31, 2010 (Unaudited)

          COMMODITY RISK. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

          CREDIT RISK. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

          EQUITY RISK. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

          FOREIGN EXCHANGE RATE RISK. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

          INTEREST RATE RISK. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

          VOLATILITY RISK. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument's price over a defined time period. Large increases or decreases in a financial instrument's price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

The Fund's actual exposures to these market risk factors during the period are discussed in further detail, by derivative type, below.

RISKS OF INVESTING IN DERIVATIVES. The Fund's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund's performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

          COUNTERPARTY CREDIT RISK. Certain derivative positions are subject to counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund. The Fund's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. The Fund intends to enter into financial transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

          CREDIT RELATED CONTINGENT FEATURES. The Fund's agreements with derivative counterparties have several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund's net assets and or a percentage decrease in the Fund's Net Asset Value or NAV. The contingent features are established within the Fund's International Swap and Derivatives Association, Inc. master agreements which govern certain positions in swaps, over-the-counter options and swaptions, and forward currency exchange contracts for each individual counterparty.


                           9 | Oppenheimer Global Fund

OPPENHEIMER GLOBAL FUND
STATEMENT OF INVESTMENTS December 31, 2010 (Unaudited)

     FOREIGN CURRENCY EXCHANGE CONTRACTS

     The Fund may enter into foreign currency exchange contracts ("forward contracts") for the purchase or sale of a foreign currency at a negotiated rate at a future date.

     Forward contracts are reported on a schedule following the Statement of Investments. Forward contracts will be valued daily based upon the closing prices of the forward currency rates determined at the close of the Exchange as provided by a bank, dealer or pricing service. The resulting unrealized appreciation (depreciation) is reported in the Statement of Assets and Liabilities as a receivable or payable and in the Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Statement of Operations in the annual and semiannual reports.

     The Fund has purchased and sold certain forward foreign currency exchange contracts of different currencies in order to acquire currencies to pay for related foreign securities purchase transactions, or to convert foreign currencies to U.S. dollars from related foreign securities sale transactions. These foreign currency exchange contracts are negotiated at the current spot exchange rate with settlement typically within two business days thereafter.

     The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to take a positive investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

     The Fund has entered into forward foreign currency exchange contracts with the obligation to purchase specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

     The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to take a negative investment perspective on the related currency. These forward foreign currency exchange contracts seek to increase exposure to foreign exchange rate risk.

     The Fund has entered into forward foreign currency exchange contracts with the obligation to sell specified foreign currencies in the future at a currently negotiated forward rate in order to decrease exposure to foreign exchange rate risk associated with foreign currency denominated securities held by the Fund.

     During the period ended December 31, 2010, the Fund had average contract amounts on forward foreign currency contracts to buy and sell of $935,110 and $2,423,606 respectively.

     Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty will default.

RESTRICTED SECURITIES

As of December 31, 2010, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Statement of Investments. Restricted securities are reported on a schedule following the Statement of Investments.

FEDERAL TAXES. The approximate aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2010 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses.


                          10 | Oppenheimer Global Fund

OPPENHEIMER GLOBAL FUND
STATEMENT OF INVESTMENTS December 31, 2010 (Unaudited)

Federal tax cost of securities   $ 7,501,431,217
                                 ===============
Gross unrealized appreciation    $ 2,562,663,709
Gross unrealized depreciation       (368,514,263)
                                 ---------------
Net unrealized appreciation      $ 2,194,149,446
                                 ===============


                          11 | Oppenheimer Global Fund

ITEM 2. CONTROLS AND PROCEDURES.

     (a) Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2010, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934
          (a) is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and
          (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

     (b) There have been no significant changes in the registrant's internal controls over financial reporting that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 3. EXHIBITS.

Exhibits attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Fund


By: /s/ William F. Glavin, Jr.
    ---------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 02/08/2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ William F. Glavin, Jr.
    ---------------------------------
    William F. Glavin, Jr.
    Principal Executive Officer

Date: 02/08/2011


By: /s/ Brian W. Wixted
    ---------------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 02/08/2011